                                                                   EXHIBIT 10.02
                               AMENDMENT NO. 3 TO

 AAM/GMCL SUPPLY AGREEMENT BETWEEN AMERICAN AXLE & MANUFACTURING, INC. ("AAM")

      AND GENERAL MOTORS OF CANADA LIMITED ("GMCL") DATED FEBRUARY 17,1994,

                      AS AMENDED, (THE "SUPPLY AGREEMENT")

     WHEREAS GMCL entered into the Supply Agreement with AAM whereby AAM agreed to source from GMCL for supply to GMCL and General Motors Corporation ("GMC") those products described in the Supply Agreement;


     AND WHEREAS GMCL and AAM entered into Amendment No. 1, dated as of October 22, 1996, to extend the expiration of the Supply Agreement to September 21, 1999;


     AND WHEREAS GMCL and AAM entered into Amendment No. 2, an agreement dated as of August 31, 1999, which amends the Supply Agreement to extend the expiration of its term from September 21, 1999 to the later of (i) June 30, 2000, or (ii) the buildout of the C/K 400 series at the GMC Arlington Assembly Plant;


     AND WHEREAS GMCL and AAM now wish to amend the Supply Agreement to extend the term of the Agreement as set forth below.


     The parties hereto agree as follows:


     1. The term of the Supply Agreement is extended such that it will remain in force and effect until September 17, 2002, unless earlier terminated pursuant to Section 12 thereof. This agreement to extend the term of the Supply Agreement amends and supersedes the expiration date set forth in Amendment No. 2 to the Supply Agreement.


     2. AAM will transfer to GMCL, as a product to be supplied pursuant to the Supply Agreement (and hereinafter be referred to as a "GMCL Axle" under the Supply Agreement), all of AAM's requirements for the manufacturer of 8.6 inch axles required by GMC for use in both the GMT 600 program and the portion of the GMT 325/330 program referred to as the "Hi-Wider." AAM will also allocate and GMCL will supply pursuant to the Supply Agreement, approximately *** axles per day of 7 5/8 rear axles based on the present level of existing GMT 325/330 assembly plant utilization. It is understood that the scheduling of such GMCL supplied 7 5/8 rear axles will be as specified by AAM and that such schedules may be changed from time to time.


     3. Notwithstanding the Unit Prices set forth in Exhibit B to the Supply Agreement, effective upon the execution of this agreement ("Amendment No. 3) the price for each GMCL Axle manufactured by GMCL for AAM pursuant to the Supply Agreement as amended, other than for GMT 400 series axles will be such that the difference between the amount paid by AAM to GMCL for that GMCL Axle and the *** for that GMCL Axle received by AAM from

GMCL and/or GMC will be *** from ***, calculated in U.S. funds.
This price increase will not apply to GMT 400 series axles, which shall remain at *** (U.S. funds).


     4. GMCL will be responsible for all costs, such as the costs for capital expenditures, tooling and facilities, required for GMCL to manufacture the products for which GMCL is not facilitized.


     5. GMCL/GMC will pay *** million (U.S. Funds) to AAM upon the execution of this Amendment No. 3, which AAM will use to purchase and install equipment such as that shown in Exhibit A. All right, title and interest in such equipment will belong to AAM. Purchase of this equipment is required by AAM due to the delayed availability of similar equipment that AAM had intended to purchase in accordance with the Option to Purchase Equipment Agreement dated February
18, 1994, between AAM and GMC but which now will be utilized by GMCL to manufacture products during the term of this Amendment No. 3


     6. This Amendment No. 3 shall be effective upon execution by the parties.


     7. Except as expressly provided herein, all terms and conditions of the Supply Agreement shall remain in full force and effect.


     8. This agreement may be executed by the parties in separate counterparts each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.



Dated as of December 11, 1999


American Axle & Manufacturing, Inc.        General Motors of Canada Limited


By: /s/ B.G. Mathis                        By: /s/ L. Worrall
    ---------------                            --------------

Title: Executive Vice President            Title: Vice President-Purchasing &
       ------------------------                   ----------------------------
       Administration & Chief                     0perations
       Administrative Officer

General Motors Corporation


By: /s/ Barbara Whittaker
    ---------------------

Title: Executive Director - Metallic
       -----------------------------
                                                                              2

Executed on January 26, 2000.

                                                                       EXHIBIT A
                                                                       ---------

Pinion Flange (Three Rivers)
          -  Core Drill
          -  (2) Breaches
          -  Lathe
          -  Transfer Line
          -  Assembly Machine
          -  Material Handling
          -  In-Process Gaging

S.S Stiff Shaft (Detroit G&A)
          -  Transfer Line
          -  (5) Lathes
          -  Spline Roller
          -  Induction Temperer
          -  Straightening Press
          -  (3) Grinders
          -  (2) Drills
          -  Mill, Chamfer, & Polisher
          -  Stud Press
          -  Current Tester
          -  Induction Heat Scanner
          -  Exhaust & Coolant System
          -  Parts Washer

Pinion Cell (Detroit G & A)
          -  (3) Gear Cutter - Roughers
          -  (5) Gear Cutter - Finishers
          -  Gear Chamferer

Flange Weld (Detroit G & A)
          -  (2) Welders

GMT360/370/355 (Buffalo G & A)
          -  (7) Lathes
          -  (2) Stampers
          -  (2) Dials
          -  (2) Spline Rollers
          -  (2) Chamferers
          -  Storage & Hdlg. System
          -  Gear Tester
          -  Coordinate Measuring Machine

Axis Shaft (Buffalo G & A)
          -  Temper/Draw
          -  Induction Temper
          -  (2) Induction Heat Scanners
          -  Drill
          -  Mill, Chamfer, Polish

Heat Treat (Buffalo G & A)
          -  Induction Temper

                                                               EXHIBIT B
                                                               UPDATED 12/20/99
                                                               PAGE 1 OF 2



--------------------------------------------------------------------------------
                          ST. CATHARINES PART NUMBERS
--------------------------------------------------------------------------------
           PART                   LATEST SELLING
          NUMBER                   PRICE TO GM         CONTRACT#
--------------------------------------------------------------------------------
S-TRUCK
--------------------------------------------------------------------------------
         15161265                   ***              L6X0002N 000
--------------------------------------------------------------------------------
         15161266                   ***              L6X0002P 000
--------------------------------------------------------------------------------
         15161267                   ***              L6X0002R 000
--------------------------------------------------------------------------------
         15161268                   ***              L6X0002T 000
--------------------------------------------------------------------------------
         15161269                   ***              L6X0002V 000
--------------------------------------------------------------------------------
         15161270                   ***              L6X0002W 000
--------------------------------------------------------------------------------
         15755859                   ***              L6T000NJ 001
--------------------------------------------------------------------------------
         15755860                   ***              L6T000NK 001
--------------------------------------------------------------------------------
         26052402                                      CANCELED
--------------------------------------------------------------------------------
         26052403                                      CANCELED
--------------------------------------------------------------------------------
         26052404                   ***              L6X0003B 000
--------------------------------------------------------------------------------
         26052405                   ***              L6X0003C 000
--------------------------------------------------------------------------------
         26052407                   ***              L6X0003D 000
--------------------------------------------------------------------------------
         26052409                   ***              L6X0000L 002
--------------------------------------------------------------------------------
         26052410                   ***              L6X0003F 000
--------------------------------------------------------------------------------
         26052411                   ***              L6X0003G 000
--------------------------------------------------------------------------------
S/T HIWIDER/HYBRID
--------------------------------------------------------------------------------
         15007251                   ***              L6T000HG 002
--------------------------------------------------------------------------------
         15051682                                 Replaced by 15765093
--------------------------------------------------------------------------------
         15051683                                 Replaced by 15765094
--------------------------------------------------------------------------------
         15755996                   ***              L6T000P6 000
--------------------------------------------------------------------------------
         15755997                   ***              L6T000P7 000
--------------------------------------------------------------------------------
         15755998                                      CANCELED
--------------------------------------------------------------------------------
         15755999                                      CANCELED
--------------------------------------------------------------------------------
         15756000                                      CANCELED
--------------------------------------------------------------------------------
         15756001                   ***              L6T000PC 000
--------------------------------------------------------------------------------
         15756002                   ***              L6T000PD 000
--------------------------------------------------------------------------------
         15756003                                      CANCELED
--------------------------------------------------------------------------------
         15756004                                      CANCELED
--------------------------------------------------------------------------------
         15756005                   ***              L6T000PH 000
--------------------------------------------------------------------------------
         15756006                   ***              L6T000PJ 000
--------------------------------------------------------------------------------
         15758372                   ***              L6T000PZ 000
--------------------------------------------------------------------------------
         15760809                   ***              L6T000TM 000
--------------------------------------------------------------------------------
         15760810                   ***              L6T000TN 000
--------------------------------------------------------------------------------
         15760811                   ***              L6T000TP 000
--------------------------------------------------------------------------------
         15760812                   ***              L6T000TR 000
--------------------------------------------------------------------------------
         15765091                   ***              L6T000TT 000
--------------------------------------------------------------------------------
         15765092                   ***              L6T000TV 000
--------------------------------------------------------------------------------
         15765093                   ***              L6T000TW 000
--------------------------------------------------------------------------------
         15765094                   ***              16T000T3 000
--------------------------------------------------------------------------------

                                                               EXHIBIT B
                                                               UPDATED 12/20/99
                                                               PAGE 2 OF 2



--------------------------------------------------------------------------------
                           ST. CATHARINES PART NUMBERS
--------------------------------------------------------------------------------
           PART               LATEST SELLING
          NUMBERS             PRICE TO GM                      CONTRACT 3
--------------------------------------------------------------------------------
   GMT 600
--------------------------------------------------------------------------------
          15753535               ***                           L6T000N7 000
--------------------------------------------------------------------------------
          15753536               ***                           L6T000N8 000
--------------------------------------------------------------------------------
          15759175               ***                           L6T000Nl 000
--------------------------------------------------------------------------------
          15759176               ***                           L6T000N2 000
--------------------------------------------------------------------------------
GMT420/425
--------------------------------------------------------------------------------
          15035035   NO FUTURE REQUIREMENTS (PHASED OUT)
--------------------------------------------------------------------------------
          15035036               ***                           HXT00012-000
--------------------------------------------------------------------------------
          15035045   NO FUTURE REQUIREMENTS (PHASED OUT)
--------------------------------------------------------------------------------
          15035051   NO FUTURE REQUIREMENTS (PHASED OUT)
--------------------------------------------------------------------------------
          15035052   NO FUTURE REQUIREMENTS (PHASED OUT)
--------------------------------------------------------------------------------
          15035057   NO FUTURE REQUIREMENTS (PHASED OUT)
--------------------------------------------------------------------------------
          15048487               ***                           HXT00012-000
--------------------------------------------------------------------------------
          15159151   NO FUTURE REQUIREMENTS (PHASED OUT)
--------------------------------------------------------------------------------
          15159153   NO FUTURE REQUIREMENTS (PHASED OUT)
--------------------------------------------------------------------------------
          15159165   NO FUTURE REQUIREMENTS (PHASED OUT)
--------------------------------------------------------------------------------
          15159167   NO FUTURE REQUIREMENTS (PHASED OUT)
--------------------------------------------------------------------------------

* Portions of this Exhibit 10.02 were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "***".